Exhibit 13.1

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certify that the Annual Report on Form 20-F for the fiscal year ended December 31, 2006 of Jinpan International Limited (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 13, 2007	By:	/s/ Li Zhiyuan

	Name:	Li Zhiyuan
	Title:	Chief Executive Officer
(Principal Executive Officer)

Date: July 13, 2007	By:	/s/ Mark Du

	Name:	Mark Du
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)